united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Sandalwood Opportunity Fund
Class A Shares: SANAX
Class I Shares: SANIX
Class C Shares: SANCX

Annual Report
September 30, 2015

www.sandalwoodfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

September 30, 2015

Dear Investor:

Each year at this time, the Sandalwood Opportunity Fund (the “Fund”) provides a letter to investors to coincide with our fiscal year-end. The purpose of this letter is to provide an update on the Fund’s performance and outlook. The Fund is an open-end mutual fund with $155 million in assets under management as of September 30, 2015. During the Fund’s Investment Period (October 1, 2014 to September 30, 2015) the Fund allocated capital among four distinct US credit strategies each of which is managed by an independent investment manager (“the Sub-Advisors”).

Fund Performance

During the Investment Period, the Fund’s Class I and Class A share classes have declined -6.20% and -6.51%, respectively. Since inception, the total return for the Class I and Class A share class continues to be higher than the Barclays U.S. Aggregate Index and has kept pace with the Barclays U.S. High Yield Index.

Figure 1
The Fund’s Investment Results as of September 30, 2015

As of September 30, 2015			One	Year		Since
			Month	To Date	One Year	Inception

SANAX	Class A	(NAV)*	-1.62%	-3.16%	-6.51%	3.08%
SANIX	Class I	(NAV)*	-1.51%	-2.93%	-6.20%	3.35%
SANCX	Class C	(NAV)**	-1.67%	-3.74%	-7.15%	-2.58%
SANAX	Class A	(Max Load)*	-7.30%	-8.70%	-11.91%	0.95%
Barclays U.S. Aggregate Index*			0.68%	1.13%	2.94%	1.70%
Barclays U.S. High Yield Index*			-2.60%	-2.45%	-3.43%	3.17%

*	Inception date for Class A and I shares was November 29, 2012

**	Inception date for Class C shares was February 11, 2014

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until January 31, 2016. After this fee waiver, the expense ratios are 3.00%, 3.75% and 2.75% for the Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Funds total annual operating expenses are 3.19%, 3.97% and 2.97% for the Class A, C and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

6638-NLD-11/23/2015

The Fund has delivered steady cash flow over the past twelve months. As you can see in Figure 2 below, trailing twelve month distributions are in excess of 6.5% of NAV, and currently that income as a percentage of NAV is increasing.

Figure 2
Sandalwood Opportunity Fund Class I Distributions 09/30/2014 – 09/30/2015

			Disrtibution
Date of	Distribution	Previous	Percentage of
Distribution	Amount	NAV	Previous NAV
12/17/2014	$0.1557	$10.30	1.51%
3/30/2015	$0.1502	$10.26	1.46%
6/29/2015	$0.1492	$10.25	1.46%
9/29/2015	$0.2016	$9.66	2.09%

The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

Investment Environment

During the fourth quarter of 2014, the markets experienced a major decline in the price of oil, a sell-off in energy related equity and credit and significant volatility in currency markets. We witnessed a strong rally in the US dollar, weakness in the Yen and Euro, all-time highs in the US equity markets and record-breaking low interest rate levels in various countries across Europe. US interest rates declined significantly, with the 10-year Treasury yield falling by 32bps during the quarter and the high yield credit markets experienced continued weakness through the end of the year. The Barclays High Yield and Bank Loan Indexes posted losses of -1.01% and -0.46% in the fourth quarter, respectively.

The story for the quarter and a primary driver of volatility was the decline in energy, metals and mining positions. West Texas Intermediate ended the year at a five-year low of $53/barrel following a 49% decline from its peak in the summer. While there are some positives to declining energy prices, in particular the potential boost to consumer spending, there are also negative implications which were visible in the energy sector of the credit markets.

The energy sector, which makes up approximately 15% of the $1.1 trillion high yield market, fell from an average price of $106 in June, when oil was at $103, to approximately $87, by year-end. The high yield market recorded its worst year since 2008, with high yield bond spreads widening by 128bps over the course of the year, ending at 564bps over Treasuries. The high yield market also saw net outflows from mutual funds and ETFs for the first time since 2008.

The Fund’s deep value ABS strategy appreciated in value due to the continued strong performance of their bonds’ underlying collateral. The Fund’s long/short corporate credit manager incurred a small loss mainly due to high yield market exposure, although

6638-NLD-11/23/2015

they managed to avoid most of the quarter’s market decline due to their prescient sale of energy credits in September. The Fund’s event-driven middle market and relative value crossover credit strategies both experienced their largest declines since inception as exposure to several energy related bonds overwhelmed positive fundamental news in other segments of their portfolio.

Market volatility increased during the first quarter of 2015 primarily on concerns around the economic effects of lower oil production, the strength of the US dollar and its impact on corporate profits, and speculation around the timing of the Fed’s interest rates hikes. The energy sector continued to experience the significant impact of this volatility. US Treasuries dropped as the yield on the 10-Year declined 25bps for the quarter, and US high yield spreads contracted slightly from 528bps to 505bps.

The Fund’s Class I share class appreciated 0.20% during the first quarter of 2015 while maintaining a modest 1.06 effective duration. The Barclays Aggregate and the Barclays High Yield Indexes returned 1.61% and 2.52%, respectively, during the quarter.

In the second quarter of 2015, macroeconomic data continued to show some improvement in the US, although wide spread volatility and “noise” surrounding the Fed raising rates seemed to be impacting the markets. The 10-year Treasury ended the quarter yielding 2.4%, which was a significant rise from where it began the year and a solid retracing from the lows experienced during the first half of the year.

Over the course of the second quarter, high yield bond spreads tightened by 5bps from 540bps to 535bps, and average yields rose from 6.6% to 6.9% due to rising Treasury yields. High yield bond supply remained strong, totaling $186 billion for the year through June, slightly ahead of the first half of 2014. While the market was able to absorb heavy supply in the first two months of the quarter, June’s rate volatility and growing default risk from Greece weighed on sentiment in the high yield bond market, causing an uptick in spread volatility. Not surprisingly, the increased volatility weakened sentiment and high yield fund outflows totaled $5.8 billion in the second quarter but remained positive for the year at $4.2 billion.

During the second quarter, the Fund’s event-driven middle market credit manager was the standout while the relative value crossover credit strategy was also additive to performance. The Fund’s fundamental long/short corporate credit manager and deep value ABS manager gained for the quarter but only minimally. Returns were driven by a myriad of factors including a rebound in several energy and metals/mining credits, strong income generation and positive events surrounding two credits. The Fund finished the second quarter up 1.08% while the Barclays High Yield Index finished the quarter flat.

The third quarter of 2015 was marked by increased volatility across asset classes. The continued sell-off in crude oil began to shake the broad markets in July. On the heels of the pullback in oil, China’s decision in August to devalue the Yuan by de-pegging it from the US dollar stoked fears of decelerating global growth. Next up was the Fed’s decision to leave rates alone and not raise them in September 2015. The absence of a rate hike was interpreted by equity and credit markets as a sign of weakness in the US economy. These sequential macro events led to a repricing of risk across the securities markets, leading to the fifth worst quarter for the high yield bond market since 1991.

The trailing twelve month high yield default rate ticked up to 2.3% as bankruptcy filings increased during the third quarter, primarily in the energy sector and broader commodities. The 10-year Treasury ended the quarter yielding 2.06%, thus retracing much of the increases experienced in the second quarter, when the 10-year was yielding 2.40% at 6/30/15. Crude oil (WTI) collapsed by 21% in July to $47/barrel and after briefly rebounding in late August, continued its decline in September to $44/barrel. Energy sector bonds reflected this change by losing -5% in July, -8% in August, and an additional -5% in September. For the broad market, high yield spreads widened each month during the quarter, ending 163bps wider than at the end of June (from 484bps to 647bps). The high yield

6638-NLD-11/23/2015

bond market had not experienced a streak of four consecutive negative months since 1994. The Barclays High Yield Index ended the quarter with a drop in value of -4.86%.

Outlook

The Fund remains vigilant to the risks emanating from the financial markets, geopolitical situations and investor behavior. The Fund’s Sub-Advisors continue to maintain exposure to investment opportunities which they believe are inefficient, short-dated and generating high current cash flow.

The broad market repricing of risk on the back of macro developments such as those described above for the third quarter typically result in the mispricing of bonds of companies with strong credit fundamentals, whose bonds’ payment profile remains unaffected. These are wonderful opportunities for our managers to exploit. In addition, widening spreads give the Fund’s managers the opportunity to rotate into higher yielding paper where appropriate. At the same time, the opportunity set in middle market companies continues to increase.

One of the most often discussed topics in today’s investment environment is the forecasting and treatment of interest rates. The potential movement in rates is always a concern for investors in this space, which is why we have outlined historic rising rate environments since the launch of the Sandalwood Opportunity Fund. Figure 3 below shows that there have been ten such periods since the launch of the Fund, and the Fund has been positive seven out of those ten time periods. Meanwhile, the Barclays Aggregate Index was down in each of those ten periods of rising rates. We believe that the Fund should be fairly well insulated from the effects of a sustained rising interest rate environment.

Figure 3
Fund Performance During Periods of Rising Rates

Periods of Rising Rates			Change In Yield	Performance				Sandalwood Performance Compared To:

Start Date	End Date	Number of	10-Year	10-Year	Barclays Aggregate	Barclays Municipal	Sandalwood	Barclays Aggregate	Barclays Municipal
		Days	U.S. Treasury	U.S. Treasury	Index	Index	(I Share)	Index	Index
11/29/2012	2/19/2013	82	0.41%	-2.95%	-0.81%	-0.69%	5.80%	6.60%	6.49%
5/2/2013	7/5/2013	64	1.11%	-8.55%	-4.45%	-4.56%	0.14%	4.59%	4.71%
7/22/2013	9/5/2013	45	0.51%	-3.98%	-1.95%	-2.02%	-0.28%	1.67%	1.74%
10/23/2013	12/31/2013	69	0.53%	-3.70%	-1.07%	0.15%	1.20%	2.26%	1.05%
8/28/2014	9/18/2014	21	0.28%	-2.41%	-1.13%	-0.31%	-0.27%	0.86%	0.04%
1/30/2015	3/6/2015	35	0.60%	-4.71%	-1.91%	-1.61%	1.68%	3.59%	3.28%
4/17/2015	5/13/2015	26	0.43%	-3.59%	-1.81%	-1.09%	0.98%	2.80%	2.08%
6/1/2015	6/10/2015	9	0.30%	-2.46%	-1.24%	-0.56%	-0.19%	1.05%	0.36%
7/8/2015	7/13/2015	5	0.26%	-1.92%	-0.96%	-0.31%	0.10%	1.06%	0.40%
8/24/2015	9/16/2015	23	0.29%	-2.52%	-1.12%	-0.58%	0.20%	1.32%	0.79%

6638-NLD-11/23/2015

The Fund’s exceptional managers are dedicated to unlocking value in the four sub-categories of credit that we deem to be rich with opportunity. It has been a challenging 2015 for the credit markets, and particularly in the third quarter of 2015. We believe that the Fund’s defensive positioning, short duration and high coupon/cash flow provides an extremely well-positioned investment opportunity as we see a stronger environment emerging to allow us to create value for the Fund’s investors.

Very truly yours,

Princeton Fund Advisors, LLC
Adviser to the Fund

6638-NLD-11/23/2015

Sandalwood Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmark:

		Inception ** -	Inception*** -
	One Year	September 30, 2015	September 30, 2015
Sandalwood Opportunity Fund – Class A	(6.51)%	3.08%	N/A
Sandalwood Opportunity Fund – Class A with load	(11.91)%	0.95%	N/A
Sandalwood Opportunity Fund – Class I	(6.20)%	3.35%	N/A
Sandalwood Opportunity Fund – Class C	(7.15)%	N/A	(2.58)%
HFRX Fixed Income - Credit Index	(5.20)%	1.73%	2.81%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses before any fee waiver are 3.19% for Class A shares, 2.97% for Class I shares and 3.97% for Class C per the January 28, 2015, prospectus. After fee waivers, the Fund’s total annual operating expenses are 3.00%, 2.75%, and 3.75% for Class A, Class I, and Class C shares, respectively. Class A shares are subject to a maximum sales load imposed on purchases of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date is November 29, 2012 for Class A and Class I shares.

***	Inception date is February 11, 2014 for Class C shares.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

Sandalwood Opportunity Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s top asset classes as of September 30, 2015, are as follows:

Asset Class	% of Net Assets
Corporate Bonds and Notes	62.3%
Asset Backed Securities	11.6%
Commercial Mortgage Backed Securities	11.2%
Home Equity	8.6%
Bank Debt	3.4%
Money Market Fund	3.4%
Preferred Stock	1.0%
U.S Government & Agency Obligations	0.1%
Liabilities in Excess of Other Assets	(1.6)%
100.0%

Please refer to Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Principal ($)		Value
	ASSET BACKED SECURITIES - 11.6%
1,024,660	Countrywide Alt. Loan Trust 2006-36T2, 1.094% due 12/25/36	$656,479
498,213	Countrywide Asset-Backed Certificates Series 2004-1, 1.019% due 3/25/34	464,020
2,077,000	Credit-Based Asset Servicing and Securitization LLC, 5.400% due 4/25/36, 144A	1,511,350
2,920,000	Credit-Based Asset Servicing and Securitization LLC, 0.894% due 7/25/36, 144A	2,144,836
692,339	Delta Funding Home Equity Loan Trust 1998-1, 7.790% due 5/25/30	694,862
7,234,000	HomeBanc Mortgage Trust 2006-2, 0.524% due 12/25/36	4,393,519
271,105	Longbeach Mortgage Loan Trust 2001-2, 3.119% due 7/25/31	249,140
858,537	Longbeach Mortgage Loan Trust 2003-4, 3.419% due 8/25/33	816,359
2,083,992	Meritage Mortgage Loan Trust 2005-2, 0.989% due 11/25/35	1,327,349
194,773	Structured Asset Investment Loan Trust 2004-8, 1.124% due 9/25/34	174,087
8,300,000	Structured Asset Investment Loan Trust 2005-10, 0.624% due 12/25/35	4,930,358
476,709	Structured Asset Securities Corp. 2005-WF1, 2.099% due 2/25/35	402,655
260,000	Terwin Mortgage Trust 2007-QHL1, 1.694% due 10/25/38, 144A	144,386
	TOTAL ASSET BACKED SECURITIES (Cost $16,837,628)	17,909,400

	BANK DEBT - 3.4%
	OIL - FIELD SERVICES - 1.5%
3,130,436	Stallion Oilfield Holdings, Inc., 8.000% due 6/19/18	2,280,007

	TRANSPORTATION - TRUCK - 1.9%
3,013,117	YRC WorldWide, 8.250% due 2/13/19	2,922,723

	TOTAL BANK DEBT (Cost $6,190,519)	5,202,730

	CORPORATE BONDS AND NOTES - 62.3%
	AEROSPACE/DEFENSE - EQUIPMENT- 0.2%
300,000	Orbital ATK, Inc., 5.500% due 10/1/23, 144A	301,125

	ALTERNATIVE WASTE TECHNOLOGY - 0.6%
1,000,000	ADS Waste Holdings, Inc., 8.250% due 10/1/20	1,002,500

	APPLICATION SOFTWARE - 0.8%
1,125,000	Emdeon, Inc., 11.000% due 12/31/19	1,202,344

	AUTO/TRUCK PARTS & EQUIPMENT - 0.6%
711,000	Dana Holding Corp. 6.750% due 2/15/21	740,329
125,000	Schaeffler Holding Finance BV, 6.875% due 8/15/18, 144A	129,218
		869,547

	BUILDING PRODUCTS - CEMENT - 0.5%
816,070	Stardust Finance Holdings., 10.500% due 3/13/23	810,970

	BUILDING & CONSTRUCTION PRODUCTS - MISC - 2.0%
2,796,000	Brundage-Bone Concrete Pumping, Inc., 10.375% due 9/1/21, 144A	2,837,940
300,000	USG Corp. 9.750% due 1/15/18	335,250
		3,173,190
	BUILDING - RESIDENTIAL/COMMERCIAL - 0.4%
543,000	Beazer Homes USA, Inc., 6.625% due 4/15/18	548,430

	BUILDING - RESIDENTIAL/COMMERCIAL - 0.2%
300,000	Tutor Perini Corp. 7.625% due 11/1/18	303,750

	CABLE/SATELLITE TV - 2.0%
2,000,000	Altice Luxembourg SA, 7.625% due 2/15/25, 144A	1,771,250
700,000	Cablevision Systems Corp., 8.625% due 9/15/17	731,500
409,000	CCO Holdings LLC, 7.000% due 1/15/19	417,691
117,000	CSC Holdings LLC, 7.875% due 2/15/18	123,435
		3,043,876
	CAPACITORS - 2.0%
3,536,000	Kemet Corp., 10.500% due 5/1/18	3,279,640

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	CASINO HOTEL - 1.2%
1,850,000	Boyd Gaming Corp., 6.875% due 5/15/23	$1,887,000

	CELLULAR TELECOM - 1.3%
1,200,000	Sprint Communications, Inc., 6.000% due 12/1/16	1,185,000
798,000	Sprint Communications, Inc., 8.375% due 8/15/17	798,000
		1,983,000
	CHEMICALS - SPECIALTY 0.3%
449,000	HIG BBC Intermediate Holdings, Inc., 10.500% due 9/15/18, 144A	441,142

	COMMERCIAL SERVICES - FINANCE - 0.2%
275,000	Igloo Holdings Corp., 8.250% due 12/15/17, 144A	276,375

	COMPUTER SERVICES - 0.1%
141,000	SunGard Data Systems, Inc., 7.375% due 11/15/18	144,172

	CONTAINERS - PAPER & PLASTIC - 1.1%
1,759,000	PaperWorks Industries, Inc., 9.500% due 8/15/19, 144A	1,706,230

	DATA PROCESSING & MANAGEMENT - 2.0%
100,000	First Data Corp., 6.750% due 11/1/20, 144A	104,750
3,015,000	First Data Corp., 11.750% due 8/15/21	3,354,188
		3,458,938
	DISTRIBUTION/WHOLESALE - 1.9%
2,600,000	HD Supply, Inc., 11.500% due 7/15/20	2,951,000

	DIVERSIFIED OPERATIONS - 1.2%
2,073,000	Boart Longyear Management Pty Ltd., 10.000% due 10/1/18, 144A	1,819,057

	ENGINEERING/ R&D SERVICES - 0.2%
265,000	URS Corp., 3.850% due 4/1/17	265,662

	FINANCE - COMMERCIAL - 1.5%
2,425,000	Jefferies Finance LLC, 7.500% due 4/15/21, 144A	2,276,469

	FINANCE - INVESTMENT BROKERAGE - 0.2%
350,000	GFI Group, Inc., 8.625% due 7/19/18	379,750

	FOOD - MEAT PRODUCTS - 4.3%
1,180,000	Bumble Bee Holdings, Inc., 9.000% due 12/15/17, 144A	1,206,550
1,330,000	JBS USA LLC / JBS USA Finance, Inc., 7.250% due 6/1/21, 144A	1,386,525
3,892,000	JBS USA LLC / JBS USA Finance, Inc., 7.250% due 6/1/21, 144A	4,057,410
250,000	Smithfield Foods, Inc., 5.250% due 8/1/18, 144A	254,375
		6,904,860
	FOOD - WHOLESALE - 1.4%
2,094,000	U.S. Foods, Inc., 8.500% due 6/30/19	2,172,525

	GAMBLING - 0.4%
639,000	Pinnacle Entertainment, Inc., 7.500% due 4/15/21	669,352

	HEALTH CARE COST CONTAIN - 0.2%
260,000	Prospect Medical Holdings, Inc., 8.375% due 5/1/19, 144A	272,350

	INDEPENDENT POWER PRODUCER - 0.1%
185,000	Genon Energy, Inc., 9.500% due 10/15/18	172,050

	INVESTMENT MANAGEMENT & ADVISORY SERVICE - 1.4%
2,061,000	Neuberger Berman Group LLC., 5.875% due 3/15/22, 144A	2,184,660

	MACHINERY - CONSTRUCTION & MINING - 0.5%
1,000,000	Vander Intermediate Holding Corp., 9.750% due 2/1/19, 144A	810,000

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	MACHINERY - GENERAL INDUSTRY - 1.8%
377,000	Manitowoc Co., Inc., 8.500% due 11/1/20	$394,908
2,535,000	Tempel Steel Co., 12.000% due 8/15/16, 144A	2,313,187
		2,708,095
	MEDICAL - DRUGS - 1.5%
105,000	Endo Finance LLC, 7.250% due 12/15/20, 144A	109,594
150,000	Endo Finance LLC, 6.000% due 7/15/23, 144A	148,500
1,970,000	Valeant Pharmaceuticals International., 6.750% due 8/15/18, 144A	2,008,169
		2,266,263
	MEDICAL - HOSPITALS - 1.4%
991,000	Community Health Systems, Inc., 8.000% due 11/15/19	1,033,737
1,030,000	Tenet Healthcare Corp., 8.000% due 8/1/20	1,066,050
		2,099,787
	MEDICAL PRODUCTS - 1.7%
2,650,000	DJO Finance LLC, 8.125% due 6/15/21, 144A	2,590,375

	METAL - COPPER - 0.9%
4,742,000	Cobre Del Mayo SA de CV, 10.750% due 11/15/18	1,392,962

	MUSIC - 1.0%
1,744,000	Gibson Brands, Inc., 8.875% due 8/1/18, 144A	1,547,800

	NON - FERROUS METALS - 0.7%
193,000	Thompson Creek Metals Co., 9.750% due 12/1/17	180,455
1,647,000	Thompson Creek Metals Co., 7.375% due 6/1/18	951,143
		1,131,598
	NON - HAZARDOUS WASTE DISPOSAL - 1.0%
1,520,000	Covanta Holding Corp., 7.250% due 12/1/20	1,582,700

	OIL EXPLORATION & PRODUCTION - 1.7%
639,000	Lonestar Resources America, Inc., 8.750% due 4/15/19, 144A	424,935
5,904	Quicksilver Resources, Inc., 7.000% due 6/21/19, Tranche 2	2,583
10,548	Quicksilver Resources, Inc., 7.000% due 6/21/19, Tranche 3	4,615
817,808	Quicksilver Resources, Inc., 7.000% due 6/21/19, Tranche 1	357,791
2,000,000	SandRidge Energy, Inc., 8.750% due 6/1/20, 144A	1,216,250
3,088,000	SandRidge Energy, Inc., 8.125% due 10/15/22	679,360
		2,685,534
	OIL & GAS DRILLING - 2.1%
5,666,000	Sidewinder Drilling, Inc., 9.750% due 11/15/19, 144A	3,201,290

	OIL - FIELD SERVICES - 0.4%
661,000	PHI, Inc., 5.250% due 3/15/19	571,765

	OIL - US ROYALTY TRUSTS - 0.3%
657,000	IronGate Energy Services LLC., 11.000% due 7/1/18, 144A	423,765

	REITS - HEALTHCARE - 1.2%
1,780,000	MPT Operating Partnership LP, 6.875% due 5/1/21	1,869,000

	REITS - STORAGE - 1.7%
1,159,000	Iron Mountain, Inc., 7.750% due 10/1/19	1,207,099
1,390,000	Iron Mountain, Inc., 6.000% due 10/1/20, 144A	1,406,958
		2,614,057

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	RENTAL AUTO & EQUIPMENT - 1.7%
1,230,000	Ahern Rentals, Inc., 7.375% due 5/15/23, 144A	$1,076,250
690,000	Hertz Corp., 6.750% due 4/15/19	703,800
228,000	Hertz Corp., 7.375% due 1/15/21	236,550
585,000	United Rentals North America, Inc., 5.500% due 7/15/25	549,169
		2,565,769
	RESEARCH & DEVELOPMENT - 0.5%
750,000	Jaguar Holding Co., 6.375% due 8/1/23, 144A	731,250

	RETAIL - BUILDING PRODUCTS - 0.2%
230,000	Building Materials Holding Corp., 9.000% due 9/15/18, 144A	243,225

	RETAIL - DRUG STORE - 0.8%
1,215,000	Rite Aid Corp., 6.125% due 4/1/23, 144A	1,210,444

	RETAIL - MAJOR DEPARTMENT STORE - 1.7%
2,500,000	Neiman Marcus Group Ltd., Inc., 8.000% due 10/15/21, 144A	2,587,500

	RETAIL - PET FOOD & SUPPLIES - 0.4%
605,000	Petco Holdings, Inc., 8.500% due 10/15/17, 144A	611,050

	RUBBER - TIRES - 1.8%
2,670,000	Goodyear Tire & Rubber Co., 8.250% due 8/15/20	2,790,150

	SATELLITE TELECOM - 0.9%
2,000,000	Intelsat Luxembourg SA, 7.750% due 6/1/21	1,327,500

	TELECOM SERVICES - 1.4%
300,000	EarthLink Holdings Corp., 7.375% due 6/1/20	309,750
1,950,000	Wind Acquisition Financial SA, 7.375% due 4/23/21, 144A	1,930,500
		2,240,250
	TELEPHONE INTEGRATED - 1.7%
866,000	Cincinnati Bell, Inc., 8.375% due 10/15/20	874,119
1,633,000	Level 3 Financing, Inc., 8.625% due 7/15/20	1,710,567
		2,584,686
	TELEVISION - 0.3%
510,000	TEGNA, Inc., 7.125% due 9/1/18	520,200

	TOBACCO - 0.3%
500,000	Alliance One International, Inc., 9.875% due 7/15/21	429,375

	TRANSPORTATION - EQUIPMENT & LEASING - 1.3%
2,033,724	AWAS Aviation Capital Ltd., 7.000% due 10/17/16, 144A	2,041,350

	TRANSPORTATION - SERVICES - 1.0%
1,674,000	Era Group, Inc., 7.750% due 12/15/22	1,607,040

	TRAVEL SERVICES - 0.5%
730,000	Carlson Wagonlit BV, 6.875% due 6/15/19, 144A	753,725

	VITAMINS & NUTRITION PRODUCTS - 0.5%
730,000	NBTY, Inc., 9.000% due 10/1/18	748,250

	WIRE & CABLE PRODUCTS - 1.1%
1,945,000	WireCo WorldGroup, Inc., 9.500% due 5/15/17	1,672,700

	TOTAL CORPORATE BONDS & NOTES (Cost $107,784,213)	96,659,419

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 11.2%
68,296	Bank of America Mortgage Securities 2003-5 3B4, 7.500% due 2/25/31, 144A	$45,639
51,021	Bank of America Mortgage Securities 2003-5 3B5, 7.500% due 2/25/31, 144A	1,935
41,507	Bank of America Mortgage Securities 2003-5 3B6, 7.500% due 2/25/31, 144A	1
1,469,056	Bank of America Funding 2009-R5 Trust, 6.000% due 6/26/37, 144A	1,303,676
3,858,858	Bayview Commercial Asset Trust 2007-4, 0.644% due 9/25/37, 144A	3,316,731
2,000,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 2.444% due 4/25/36, 144A	1,255,932
594,481	Bear Stearns Mortgage Funding Trust 2007-AR4, 0.434% due 9/25/47	356,730
60,493	Credit Suisse First Boston Mortgage Securities Corp., 5.392% due 8/15/38, 144A	60,405
281,641	FBR Securitization Trust, 0.869% due 10/25/2035	166,509
5,244,905	GSAMP Trust 2006-S4, 0.374% due 5/25/36	1,228,113
124,555	Impac CMB Trust Series 2004-7, 1.199% due 11/25/34	107,552
699,611	Impac CMB Trust Series 2005-4, 0.839% due 5/25/35	607,203
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2, 5.545% due 7/15/41	1,236,375
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 C, 6.100% due 4/15/45	708,885
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 B, 6.100% due 4/15/45	1,441,000
1,694,033	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.096% due 9/25/37	1,270,487
992,000	Prime Mortgage Trust 2006-CL1, 0.594% due 2/25/35	664,917
965,961	Residential Asset Securities Corp., 2003-KS3 Trust, 1.199% due 5/25/33	764,343
503,036	Residential Asset Securities Corp., 2004-KS6 Trust, 5.478% due 7/25/34	357,311
1,419,288	Truman Capital Mortgage Loan Trust, 2.944% due 1/25/34, 144A	1,252,576
4,961	Voyager CBASS Delaware Trust, 0.424% due 2/26/2037, 144A	808
1,245,000	Wachovia Mortgage Loan Trust Series 2005-WMC1, 0.877% due 10/25/35	947,322
199,065	WaMu Mortgage Pass-Through Certificates Series 2003-AR1 Trust, 2.154% due 3/25/33	178,844
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $17,559,957)	17,273,294

	HOME EQUITY- 8.6%
375,479	Accredited Mortgage Loan Trust 2004-3, 2.219% due 10/25/34	344,868
49,412	Bear Stearns Asset Backed Securities Trust 2003-3, 1.374% due 6/25/43	47,376
1,000,000	Bear Stearns Asset Backed Securities I Trust 2005-AQ1 M4, 1.544% due 3/25/35	534,957
585,546	CDC Mortgage Capital Trust 2004-HE-1, 1.994% due 6/25/34	534,989
1,501,277	CDC Mortgage Capital Trust 2004-HE-3, 1.994% due 11/25/34	1,371,005
1,265,803	Centex Home Equity Loan Trust 2002-C, 1.344% due 9/25/32	705,975
367,003	Centex Home Equity Loan Trust 2004-D, 1.194% due 9/25/34	316,129
2,926,000	GSAA Home Equity Trust 2005-6 B1, 1.394% due 6/25/35	1,814,781
237,122	Home Equity Asset Trust 2002-4 M2, 2.744% due 3/25/33	172,157
854,516	Home Equity Asset Trust 2004-8 M4, 1.694% due 3/25/35	729,236
1,376,890	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE1, 1.499% due 12/25/34	1,016,357
389,735	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC1, 1.289% due 1/25/35	294,059
104,022	Morgan Stanley Dean Witter Capital I, Inc. Trust 2001-AM1, 2.294% due 2/25/32	81,428
786,251	Morgan Stanley Mortgage Loan Trust 2007-8XS, 6.000% due 4/25/37	483,251
759,617	New Century Home Equity Loan Trust 2004-1, 2.519% due 5/25/34	598,745
871,710	New Century Home Equity Loan 2004-3, 1.769% due 11/25/34	763,294
2,611,272	New Century Home Equity Loan 2005-1, 1.259% due 3/25/35	2,109,671
2,771	Option One Mortgage Accept Corp. 2003-3, 3.194% due 6/25/33	2,807
1,068,399	Renaissance Home Equity Loan Trust 2004-3, 5.157% due 11/25/34	990,346
392,046	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 2.369% due 2/25/34	351,671
	TOTAL HOME EQUITY (Cost $12,462,753)	13,263,102

	PREFERRED STOCK - 1.0%
1,475	Pitney Bowes International Holdings, Inc., 6.125%, 144A (Cost $1,561,940)	1,567,187

	U.S. GOVERNMENT AND AGENCY OBLIGATION - 0.1%
328,951	Freddie Mac REMICS, 6.504% due 8/15/35 (Cost $66,987)	83,974

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	SHORT-TERM INVESTMENT - 3.4%
	MONEY MARKET FUND - 3.4%
5,281,728	Fidelity Institutional Money Market Fund-	$5,281,728
	Money Market Portfolio, to yield 0.13% * (Cost $5,281,728)

	TOTAL INVESTMENTS - 101.6% (Cost $167,745,725) (a)	$157,240,834
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6)%	(2,530,719)
	NET ASSETS - 100.0%	$154,710,115

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $153,116,749 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,509,505
Unrealized Depreciation:	(13,359,477)
Net Unrealized Appreciation:	$(9,849,972)

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2015 144A securities amounted to $55,892,065 or 36.13% of net assets.

ADR- American Depositary Receipt.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	SECURITIES SOLD SHORT - (9.0)%
	CORPORATE BONDS - (9.0)%
	AEROSPACE/DEFENSE - EQUIPMENT- (0.1)%
(160,000)	KLX, Inc., 5.875% due 12/1/22, 144A	$(156,450)

	APPLICATIONS SOFTWARE - (0.2)%
(250,000)	Emdeon, Inc., 6.000% due 2/15/2021, 144A	(242,188)

	BUILDING - RESIDENTIAL/COMMERCIAL - (0.3)%
(500,000)	D. R. Horton, Inc., 3.750% due 3/1/2019	(504,375)

	BUILDING - MAINTENANCE & SERVICE - (0.2)%
(300,000)	Safway Group Holding., 7.000% due 5/15/18, 144A	(308,625)

	CABLE/SATELLITE TV- (0.3)%
(490,000)	Dish DBS Corp., 6.750% due 6/1/2021	(473,154)

	CELLULAR TECLECOM - (0.4)%
(740,000)	Sprint Communications, Inc., 6.000% due 11/15/22	(558,700)

	CONSUMER PRODUCTS - MISC - (0.1)%
(150,000)	Spectrum Brands, Inc., 5.750% due 7/15/2025, 144A	(153,750)

	CONTAINERS - METAL/GLASSS - (1.0)%
(1,000,000)	Ball Corp., 4.000% due 11/15/23	(940,000)
(616,000)	Novelis, Inc., 8.750% due 12/15/20	(596,103)
		(1,536,103)
	DATA PROCESSING/MANAGEMENT - (0.7)%
(1,100,000)	First Data Corporation., 5.375% due 8/15/2023, 144A	(1,091,750)

	DISTRIBUTION/WHOLESALE - (0.1)%
(195,000)	HD Supply, Inc., 7.500% due 7/15/20	(203,775)

	FINANCE - BANKING - (0.1)%
(240,000)	International Bank of AZ., 5.625% due 6/11/19	(217,051)

	FINANCE - OTHER SERVICES - (0.2)%
(288,000)	Icahn Enterprises, 6.000% due8/1/2020	(297,000)

	FOOD - MEAT PRODUCTS - (0.5)%
(895,000)	JBS USA Finance, Inc., 5.750% due 6/15/2025, 144A	(827,875)

	MEDICAL - PRODUCTS - (0.3)%
(390,000)	Hill-Rom Holdings, Inc., 5.750% due 9/1/2023, 144A	(392,925)

	MEDICAL - DRUGS - (0.6)%
(1,040,000)	Valeant Pharmaceuticals, 5.500% due 3/1/2023, 144A	(990,600)

	METAL - COPPER - (0.1)%
(240,000)	Freeport-McMoRan, Inc., 3.100% due 3/15/20	(201,151)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Principal ($)		Value
	POULTRY - (0.2)%
(384,000)	Pilgrim’s Pride Corp., 5.750% due 3/15/2025, 144A	$(378,240)

	PRINTING - COMMERCIAL - (0.4)%
(695,000)	RR Donnelley & Sons Co., 6.500% due 11/15/23	(655,906)

	RENTAL AUTO/EQUIPMENT - (1.2)%
(400,000)	Avis Budget Car Rental, 5.500% due 4/1/2023	(388,712)
(800,000)	Hertz Corp., 5.875% due 10/15/2020	(794,800)
(700,000)	Hertz Corp., 6.250% due 10/15/2022	(705,250)
		(1,888,762)
	RUBBER - TIRES - (0.6)%
(850,000)	Goodyear Tire & Rubber Co., 6.500% due 3/1/21	(893,562)

	STEEL - PRODUCERS - (0.2)%
(301,000)	United States Steel Corp., 7.375% due 4/1/2020	(240,800)

	TELEPHONE - INTEGRATED - (0.9)%
(300,000)	CenturyLink, Inc., 5.625% due 4/1/2020	(280,311)
(490,000)	Level 3 Financing, Inc., 6.125% due 1/15/2021	(504,950)
(600,000)	SoftBank Corp., 4.500% due 4/15/20, 144A	(582,540)
		(1,367,801)
	THEATERS - (0.3)%
(399,000)	Regal Entertainment Group-A, 5.750% due 3/15/22	(393,514)

	TOTAL SECURITIES SOLD SHORT (Proceeds $14,659,199)	$(13,974,057)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

SWAP CONTRACTS	Unrealized
Appreciation/Depreciation +
AWAS Aviation Capital, 144A, Total Return Swap with Deutsche Bank AG London October 17, 2016 to receive Total Returns plus accrued interest on underlying investment (7% due 10/17/2016) vs. 3 month LIBOR (Notional Value $1,801,625)	$(91,057)

Building Materials Holding, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (9% due 9/15/2018) vs. 3 month LIBOR (Notional Value $1,373,000)	(30,931)

Brightstar Corp., 144A, Total Return Swap with Deutsche Bank AG London December 1, 2016 to receive Total Returns plus accrued interest on underlying investment (9 1/2% due 12/1/2016) vs. 3 month LIBOR (Notional Value $480,000)	(13,022)

Brightstar Corp., 144A, Total Return Swap with Deutsche Bank AG London December 1, 2016 to receive Total Returns plus accrued interest on underlying investment (9 1/2% due 12/1/2016) vs. 3 month LIBOR (Notional Value $2,600,000)	47,813

Brightstar Corp., 144A, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/4% due 8/1/2018) vs. 3 month LIBOR (Notional Value $1,000,000)	11,312

Bumble Bee Acquisition Co., 144A, Total Return Swap with Deutsche Bank AG London December 15, 2017 to receive Total Returns plus accrued interest on underlying investment (9% due 12/15/2017) vs. 3 month LIBOR (Notional Value $571,000)	4,532

Bumble Bee Acquisition Co., 144A, Total Return Swap with Deutsche Bank AG London December 15, 2017 to receive Total Returns plus accrued interest on underlying investment (9% due 12/15/2017) vs. 3 month LIBOR (Notional Value $1,565,000)	30,419

Beazer Homes USA, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (9 1/8% due 5/15/2019) vs. 3 month LIBOR (Notional Value $1,800,000)	(61,374)

Beazer Homes USA, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (9 1/8% due 5/15/2019) vs. 3 month LIBOR (Notional Value $1,120,000)	(27,745)

Capella Healthcare, Total Return Swap with Deutsche Bank AG London July 1, 2017 to receive Total Returns plus accrued interest on underlying investment (9 1/4% due 7/1/2017) vs. 3 month LIBOR (Notional Value $1,750,000)	28,671

Carlson Wagonlit BV , Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 7/8% due 6/15/2019) vs. 3 month LIBOR (Notional Value $955,000)	(27,441)

CCO Holdings LLC., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7% due 1/15/2019) vs. 3 month LIBOR (Notional Value $425,000)	1,935

Cincinnati Bell, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 10/15/2020) vs. 3 month LIBOR (Notional Value $810,000)	(24,309)

Cincinnati Bell, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 3/15/2020) vs. 3 month LIBOR (Notional Value $850,000)	(42,663)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Unrealized
Appreciation/Depreciation +
Convatec Healthcare, 144A, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (10 1/2% due 12/15/2018) vs. 3 month LIBOR (Notional Value $500,000)	$11,882

Convatec Finance International SA, 144A, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (9% due 1/15/2019) vs. 3 month LIBOR (Notional Value $920,000)	1,392

Quest Corp., Total Return Swap with Deutsche Bank AG London March 28, 2016 to receive Total Returns plus accrued interest on underlying investment (7 1/5% due 11/10/2026) vs. 3 month LIBOR (Notional Value $1,922,000)	6,308

Emdeon, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (11% due 12/31/2019) vs. 3 month LIBOR (Notional Value $1,000,000)	17,250

First Data Corporation, 144A., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 3/4% due 6/15/2019) vs. 3 month LIBOR (Notional Value $4,000,000)	(25,633)

Fly Leasing Ltd., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 3/8% due 10/15/2021) vs. 3 month LIBOR (Notional Value $350,000)	5,379

Gannet Company, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 9/1/2018) vs. 3 month LIBOR (Notional Value $1,911,000)	51,066

Gannet Company., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 9/1/2018) vs. 3 month LIBOR (Notional Value $1,760,000)	68,758

GFI Group, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (4 1/4% due 7/19/2018) vs. 3 month LIBOR (Notional Value $1,360,000)	51,613

Goodyear Tire & Rubber Co., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 8/15/2020) vs. 3 month LIBOR (Notional Value $1,420,000)	33,238

HD Supply, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (11% due 4/15/2020) vs. 3 month LIBOR (Notional Value $424,000)	(10,708)

HD Supply, Inc., Total Return Swap with Deutsche Bank AG London October 17, 2016 to receive Total Returns plus accrued interest on underlying investment (11 1/2% due 7/15/2020) vs. 3 month LIBOR (Notional Value $2,150,000)	(19,598)

Huntington Ingalls Industries, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 3/15/2021) vs. 3 month LIBOR (Notional Value $2,020,000)	(52,093)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Unrealized
Appreciation/Depreciation +
Hertz Corp., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/2% due 10/15//2018) vs. 3 month LIBOR (Notional Value $4,020,000)	$4,863

Hertz Corp., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/2% due 10/15/2018) vs. 3 month LIBOR (Notional Value $4,000,000)	(122,817)

IGLOO Holdings Corp., Total Return Swap with Deutsche Bank AG London December 15, 2017 to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 12/15/2017) vs. 3 month LIBOR (Notional Value $2,085,000)	2,938

Iron Mountain, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 8/15/2021) vs. 3 month LIBOR (Notional Value $576,000)	11,890

JNK, Total Return Swap with BNP Paribas October 20, 2016 to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 12/15/2017) vs. 3 month LIBOR (Notional Value $0)	(47)

Ladder Cap Fin LLLP/Corp., Total Return Swap with Deutsche Bank AG London October 1, 2017 to receive Total Returns plus accrued interest on underlying investment (7 3/8% due 10/1/2017) vs. 3 month LIBOR (Notional Value $1,515,000)	(21,347)

Ladder Cap Fin LLLP/Corp., Total Return Swap with Deutsche Bank AG London October 1, 2017 to receive Total Returns plus accrued interest on underlying investment (7 3/8% due 10/1/2017) vs. 3 month LIBOR (Notional Value $1,200,000)	(17,036)

Level 3 Financing, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 5/8% due 3/27/2018) vs. 3 month LIBOR (Notional Value $1,065,000)	7,425

M/I Homes, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 5/8% due 11/15/2018) vs. 3 month LIBOR (Notional Value $2,000,000)	(45,911)

Manitowoc Company, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 1/2% due 11/1/2020) vs. 3 month LIBOR (Notional Value $730,000)	(22,225)

Manitowoc Company, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (5 7/8% due 10/15/2022) vs. 3 month LIBOR (Notional Value $535,000)	(7,251)

NBTY, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (9% due 10/1/2018) vs. 3 month LIBOR (Notional Value $1,580,000)	(7,945)

Novelis, Inc.,, Total Return Swap with Deutsche Bank AG London December 15, 2017 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 12/15/2017) vs. 3 month LIBOR (Notional Value $1,080,000)	(26,242)

Novelis, Inc., Total Return Swap with Deutsche Bank AG London March 28, 2016 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 12/15/2017) vs. 3 month LIBOR (Notional Value $1,611,000)	(43,590)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Unrealized
Appreciation/Depreciation +
Petco Holdings, Inc., 144A, Total Return Swap with Deutsche Bank AG London October 15, 2017 to receive Total Returns plus accrued interest on underlying investment (8 1/2% due 10/15/2017) vs. 3 month LIBOR (Notional Value $1,500,000)	$(37,210)

Ameristar Casinos, Inc., Total Return Swap with Deutsche Bank AG London March 28, 2016 to receive Total Returns plus accrued interest on underlying investment (7 1/2% due 4/15/2021) vs. 3 month LIBOR (Notional Value $2,486,000)	2,250

Ameristar Casinos, Inc., Total Return Swap with Deutsche Bank AG London March 28, 2018 to receive Total Returns plus accrued interest on underlying investment (7 1/2% due 4/15/2021) vs. 3 month LIBOR (Notional Value $1,500,000)	(35,518)

Prospect Medical Holding, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 5/1/2019) vs. 3 month LIBOR (Notional Value $1,100,000)	(51,639)

RR Donnelley & Sons Co., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 5/8% due 6/15/2020) vs. 3 month LIBOR (Notional Value $350,000)	(6,283)

United Rentals North America, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 2/1/2021) vs. 3 month LIBOR (Notional Value $650,000)	1,728

United Rentals North America, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 2/1/2021) vs. 3 month LIBOR (Notional Value $2,406,000)	30,664

Sunguard Data Systems, Inc., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 3/8% due 11/15/2018) vs. 3 month LIBOR (Notional Value $2,673,000)	(58,120)

Schaeffler Holdings, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 7/8% due 8/15/2018) vs. 3 month LIBOR (Notional Value $450,000)	5,801

Schaeffler Holdings, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 7/8% due 8/15/2018) vs. 3 month LIBOR (Notional Value $2,065,000)	1,811

Star Financial, Inc., Total Return Swap with Deutsche Bank AG London November 1, 2017 to receive Total Returns plus accrued interest on underlying investment (4% due 11/1/2017) vs. 3 month LIBOR (Notional Value $2,410,000)	(51,937)

T-Mobile USA, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 58/125% due 4/28/2019) vs. 3 month LIBOR (Notional Value $1,564,000)	6,466

T-Mobile USA,, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 58/125% due 4/28/2019) vs. 3 month LIBOR (Notional Value $100,000)	291

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Unrealized
Appreciation/Depreciation +
T-Mobile USA,, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (6 58/125% due 4/28/2019) vs. 3 month LIBOR (Notional Value $1,585,000)	$6,595

Tutor Perini Corp., Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7 5/8% due 11/1/2018) vs. 3 month LIBOR (Notional Value $1,980,000)	(26,016)

Valeant Pharmaceuticals, 144A, Total Return Swap with Deutsche Bank AG London March 27, 2018 to receive Total Returns plus accrued interest on underlying investment (7% due 10/1/2020) vs. 3 month LIBOR (Notional Value $1,062,000)	(34,604)

Valeant Pharmaceuticals, 144A, Total Return Swap with Deutsche Bank AG London March 15, 2018 to receive Total Returns plus accrued interest on underlying investment (6 3/4% due 8/15/2018) vs. 3 month LIBOR (Notional Value $1,460,000)	(33,803)

Net Unrealized Depreciation on Swap Contracts	$(621,825)

+	The amount represents fair value derivative instruments subject to interest rate risk exposure as of September 30, 2015.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment in Securities (identified cost $167,745,725)	$157,240,834
Segregated cash at broker	18,455,291
Interest receivable	2,722,373
Due from broker for swaps	425,016
Receivable for Fund shares sold	31,930
Receivable for securities sold	5,449,169
TOTAL ASSETS	184,324,613

LIABILITIES
Securities sold short, at value (proceeds $14,659,199)	13,974,057
Line of credit payable	9,000,000
Payable for investments purchased	4,906,749
Net unrealized depreciation on swap contracts	621,825
Payable for Fund shares repurchased	757,958
Investment advisory fees payable	277,689
Distribution (12b-1) fees payable	8,053
Accrued expenses and other liabilities	68,167
TOTAL LIABILITIES	29,614,498
NET ASSETS	$154,710,115

Net Assets Consist Of:
Paid in capital	$169,626,218
Undistributed net investment loss	(2,638,845)
Accumulated net realized loss from security transactions and swap contracts	(1,835,684)
Net unrealized depreciation of investments and swap contracts	(10,441,574)
NET ASSETS	$154,710,115

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2015

Net Asset Value Per Share:
Class A Shares:
Net Assets	$14,016,762
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,484,682
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.44
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$10.02

Class I Shares:
Net Assets	$135,027,167
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,294,448
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.45

Class C Shares:
Net Assets	$5,666,186
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	592,073
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.57

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividend Income	$45,172
Interest income	13,121,430
TOTAL INVESTMENT INCOME	13,166,602

EXPENSES
Investment advisory fees	5,646,868
Distribution (12b-1) Fees:
Class A	94,584
Class C	46,097
Short sale interest expense	273,331
Administrative services fees	194,008
Transfer agent fees	123,741
Interest expense	173,749
Registration fees	51,601
Non 12b-1 shareholder servicing	143,647
Accounting services fees	67,983
Professional fees	74,441
Custodian fees	43,856
Printing and postage expenses	58,331
Compliance officer fees	17,950
Trustees fees and expenses	14,289
Insurance expense	8,300
Other expenses	24,578
TOTAL EXPENSES	7,057,354

Less: Fees waived by the Adviser	(496,594)

NET EXPENSES	6,560,760
NET INVESTMENT INCOME	6,605,842

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain(loss):
Security transactions	(3,599,194)
Swaps contracts	(5,228,110)
Securities sold short	1,283,722
(7,543,582)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,109,800)
Swaps contracts	439,241
Securities sold short	(685,142)
(13,355,701)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(20,899,283)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,293,441)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014 (a)
FROM OPERATIONS
Net investment income	$6,605,842	$4,182,960
Net realized gain (loss) from security transactions, swap contracts, and securities sold short	(7,543,582)	985,924
Net change in unrealized appreciation (depreciation) of investments, swap contracts and securities sold short	(13,355,701)	2,686,050
Net increase(decrease) in net assets resulting from operations	(14,293,441)	7,854,934

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(245,353)
Class I	—	(271,073)
From net investment income:
Class A	(615,624)	(2,110,922)
Class I	(2,958,441)	(2,958,764)
Class C	(44,741)	(9,327)
From return of capital:
Class A	(1,313,675)	(987,873)
Class I	(7,813,119)	(3,781,370)
Class C	(236,828)	(36,257)
Net decrease in net assets resulting from distributions to shareholders	(12,982,428)	(10,400,939)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	13,200,910	78,335,900
Class I	94,121,719	190,577,671
Class C	5,073,175	2,514,594
Net asset value of shares issued in reinvestment of distributions:
Class A	1,787,742	2,746,264
Class I	9,776,413	5,994,434
Class C	263,832	42,736
Payments for shares redeemed:
Class A	(46,150,461)	(56,775,132)
Class I	(150,573,471)	(23,595,879)
Class C	(1,391,755)	(140,916)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(73,891,896)	199,699,672

TOTAL INCREASE (DECREASE) IN NET ASSETS	(101,167,765)	197,153,667

NET ASSETS
Beginning of Year	255,877,880	58,724,213
End of Year*	$154,710,115	255,877,880
* Includes undistributed net investment income (loss) of:	$(2,638,845)	1,061,066

(a)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,273,574	7,187,782
Shares Reinvested	178,402	253,171
Shares Redeemed	(4,570,046)	(5,180,805)
Net increase (decrease) in shares of beneficial interest outstanding	(3,118,070)	2,260,148

Class I:
Shares Sold	9,106,118	17,427,537
Shares Reinvested	984,279	554,475
Shares Redeemed	(14,757,407)	(2,164,193)
Net increase (decrease) in shares of beneficial interest outstanding	(4,667,010)	15,817,819

Class C:
Shares Sold	484,590	226,467
Shares Reinvested	26,411	3,908
Shares Redeemed	(136,619)	(12,684)
Net increase in shares of beneficial interest outstanding	374,382	217,691

(a)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Year Ended		Period Ended
	September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$10.75		$10.70		$10.00
Activity from investment operations:
Net investment income (2)	0.28		0.28		0.22
Net realized and unrealized gain (loss) on investments	(0.96)		0.43		0.70
Total from investment operations	(0.68)		0.71		0.92
Less distributions from:
Net investment income	(0.15)		(0.38)		(0.22)
Net realized gains	—		(0.07)		—
Return of capital	(0.48)		(0.21)		—
Total distributions	(0.63)		(0.66)		(0.22)
Net asset value, end of period	$9.44		$10.75		$10.70
Total return (3)(6)	(6.51)%		6.76%		9.17%
Net assets, at end of period (000s)	$14,017		$49,485		$25,607
Ratio of gross expenses to average net assets (4)	3.35	% (8)	3.18	% (7)	3.57	% (5)
Ratio of net expenses to average net assets	3.15	% (8)	2.99	% (7)	2.95	% (5)
Ratio of net investment income to average net assets	2.74	% (8)	2.58	% (7)	2.39	% (5)
Portfolio Turnover Rate	177%		197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class A commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Year Ended		Period Ended
	September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$10.76		$10.71		$10.00
Activity from investment operations:
Net investment income (2)	0.31		0.31		0.24
Net realized and unrealized gain (loss) on investments	(0.96)		0.42		0.70
Total from investment operations	(0.65)		0.73		0.94
Less distributions from:
Net investment income	(0.16)		(0.40)		(0.23)
Net realized gains	—		(0.07)		—
Return of capital	(0.50)		(0.21)		—
Total distributions	(0.66)		(0.68)		(0.23)
Net asset value, end of period	$9.45		$10.76		$10.71
Total return (3)(6)	(6.20)%		7.00%		9.41%
Net assets, at end of period (000s)	$135,027		$204,020		$33,657

Ratio of gross expenses to average net assets (4)	3.13	% (8)	2.96	% (7)	3.32	% (5)
Ratio of net expenses to average net assets	2.90	% (8)	2.74	% (7)	2.70	% (5)
Ratio of net investment income to average net assets	3.05	% (8)	2.85	% (7)	2.66	% (5)
Portfolio Turnover Rate	177%		197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class I commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$10.90		$10.84
Activity from investment operations:
Net investment income (2)	0.23		0.18
Net realized and unrealized gain (loss) on investments	(1.00)		0.24
Total from investment operations	(0.77)		0.42
Less distributions from:
Net investment income	(0.13)		(0.08)
Net realized gains	—		(0.07)
Return of capital	(0.43)		(0.21)
Total distributions	(0.56)		(0.36)
Net asset value, end of period	$9.57		$10.90
Total return (3)(6)	(7.15)%		3.21%
Net assets, at end of period (000s)	$5,666		$2,373

Ratio of gross expenses to average net assets (4)	4.21	% (8)	3.96	% (5)(7)
Ratio of net expenses to average net assets	3.90	% (8)	3.74	% (5)(7)
Ratio of net investment income to average net assets	2.24	% (8)	2.95	% (5)(7)
Portfolio Turnover Rate	177%		197	% (6)

(1)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The Sandalwood Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation.

The Fund currently offers Class A shares, Class I shares and Class C shares. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Total return swaps on fixed income securities are valued each day by using the fixed income securities valuation from an independent pricing service which uses methods that include current market quotations from a major market maker in the security and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$96,659,419	$—	$96,659,419
Asset Backed Securities	—	17,909,400	—	17,909,400
Commercial Mortgage Backed Securities	—	17,273,294	—	17,273,294
Home Equity	—	13,263,102	—	13,263,102
Bank Debt	—	5,202,730	—	5,202,730
U.S. Government & Agency Obligations	—	83,974	—	83,974
Preferred Stock	—	1,567,187	—	1,567,187
Money Market Fund	5,281,728	—	—	5,281,728
Total	$5,281,728	$151,959,106	$—	$157,240,834

Liabilities *	Level 1	Level 2	Level 3	Total
Corporate Bonds Sold Short	$—	$13,974,057	$—	$13,974,057
Swap Contracts	—	621,825	—	621,825
Total	$—	$14,595,882	$—	$14,595,882

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s derivatives offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2015.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts of
		Assets Offset in the	Net Amounts of Liabilities
	Gross Amounts of	Statement of Assets &	Presented in the Statement
	Recognized Liabilities	Liabilities	of Assets & Liabilities	Cash Collateral Pledged
Description
Swaps Contracts	$(1,076,115)	$454,290	$(621,825)	$18,455,291
Total	$(1,076,115)	$454,290	$(621,825)	$18,455,291

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Credit Facility – The Fund has entered into a revolving line of credit agreement with MUFG Union Bank, N.A. for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $50,000,000 or 20% of the Fund’s daily market value. Borrowings under this agreement bear interest on the outstanding principal at a rate equal to the Interest Rate. In the event of Default, all loans will bear interest at a rate equal to 5.00% in excess of the interest rate specified, per annum, on the principal balance outstanding. During the year ended September 30, 2015, the Fund incurred $173,749 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended September 30, 2015 were $7,643,701 and 3.25%, respectively. The largest outstanding borrowing during the year ended September 30, 2015 was $26,000,000. As of September 30, 2015, the Fund had $9,000,000 outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Swap Agreements – The Fund is subject to interest price risk in the normal course of pursuing its investment objective. The Fund may hold debt securities subject to interest price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

The Fund maintains cash as collateral to secure its obligations under the swaps. As of September 30, 2015, the notional value of the swaps was $84,175,625 and the collateral held was $18,455,291. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund is subject to interest price risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

The derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2015:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Total Return Swaps	—	Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2015:

Net Liabilities Derivative Investment Value
			Total Value at
	Interest Rate Risk	Counter Party Risk	September 30, 2015
Swaps	$(621,825)	$—	$(621,825)
	$(621,825)	$—	$(621,825)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swaps	Net realized gain (loss) from Swaps
Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
		Total Value for the Year Ended September
Derivative Instrument Type	Interest Rate Risk	30, 2015
Swaps	(5,228,110)	(5,228,110)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
		Total Value for the Year Ended September
	Interest Rate Risk	30, 2015
Swaps	439,241	439,241

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 - 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements

All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $309,387,569 and $372,817,208, respectively. Short sales and closing purchases from securities sold short amounted to $41,153,806 and $35,290,294.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Sandalwood Securities, Inc. as the primary sub-adviser to the Fund. The Fund, in consultation with Sandalwood Securities, Inc., has engaged the following sub-advisers to provide investment sub-advisory services to a portion of the assets of the Fund, as allocated to each sub-adviser: Deer Park Road Management Company, LC (previously Deer Park Road Corporation), Whippoorwill Associates Inc., through July 13, 2015 and Whippoorwill Capital Management LP pursuant to an interim sub-advisor agreement effective on July 14, 2015. Acuity Capital Management, LLC and MidOcean Credit Fund Management, L.P., doing business as MidOcean Credit Partners. The Adviser compensates each sub-adviser for its services from the management fees received from the Fund.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 2.55% of the Fund’s average daily net assets. The sub-advisers are paid by the Adviser, not the Fund. For the year ended September 30, 2015, the Fund incurred $5,646,868 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not incurred in the ordinary course of the Fund’s business) do not exceed 2.95% per annum of Class A average daily net assets, 2.70% per annum for Class I average daily net assets and 3.70% per annum for Class C average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2015, the Fund waived fees of $496,594.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2016	9/30/2017	9/30/2018
$ 171,192	$ 320,862	$ 496,594

Distributor – The Trust has adopted the Trust’s Master Distribution and Shareholder Services Plans for Class A shares and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. Pursuant to the Plan, $94,584 in distribution fees for Class A shares and $46,097 in distribution fees for Class C shares were incurred during the year ended September 30, 2015.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2015, the Distributor received $99,671 from front-end sales charges of which $15,263 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also services of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$3,618,806	$5,165,831
Long-Term Capital Gain	—	429,608
Return of Capital	9,363,622	4,805,500
	$12,982,428	$10,400,939

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(3,260,670)	$(1,805,461)	$—	$(9,849,972)	$(14,916,103)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $3,260,670.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,805,461	$—	$1,805,461

Permanent book and tax differences, primarily attributable to the tax adjustments for defaulted bonds, paydowns and swaps, resulted in reclassifications for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(6,686,947)	$6,686,947

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Sandalwood Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sandalwood Opportunity Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sandalwood Opportunity Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
November 30, 2015

Sandalwood Opportunity Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of the Sandalwood Opportunity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Sandalwood Opportunity Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Sandalwood Opportunity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$ 966.10	$14.54	2.95%
Class C	1,000.00	963.50	18.21	3.70
Class I	1,000.00	968.80	13.33	2.70

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,010.28	$14.87	2.95%
Class C	1,000.00	1,006.52	18.61	3.70
Class I	1,000.00	1,011.53	13.62	2.70

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

Sandalwood Opportunity Fund* – Adviser: Princeton Fund Advisors, LLC

In connection with the regular meeting held on September 29&30, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and the Trust, with respect to the Sandalwood Opportunity Fund (The “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was founded in 2011 and currently has over $1.3 billion in assets under management. They observed that the firm provides alternative asset management strategies to institutional and individual clients worldwide, acting in the capacity of adviser or co-adviser to several mutual funds. The Trustees reviewed the background information of the key personnel responsible for servicing the Fund, taking into consideration their education and noting the investment team has many years of combined experience with alternative assets and have held prior positions at various financial institutions. The Trustees noted that although Princeton does not directly make investment decisions, it conducts ongoing research and due diligence on new and current strategies and on the sub-advisers that manage those strategies. They further noted that Princeton utilizes its 1940 Act expertise to ensure the Fund is being managed within investment guidelines as outlined in the Fund’s prospectus, and provides active management for a majority of the operational, trading and sub-adviser compliance oversight functions, allowing each sub-adviser to concentrate on managing its sleeve of the portfolio. The Trustees also considered several of the additional functions Princeton performs as Princeton, such as managing the on-boarding process of the Fund’s approved broker dealers, and working with the Fund’s service providers on a regular basis with respect to fund accounting, administration, and fund compliance. They noted that Princeton regularly communicates with each sub-adviser to discuss asset allocation, the outlook for the credit markets, and each sub-adviser’s performance. The Trustees also noted Princeton demonstrates a strong commitment to risk management, having identified several strategy risks pertaining to credit markets and describing its processes around risk mitigation for each. They noted that Princeton uses an investment services team, which reports to the Investment Committee, to perform daily reviews of the portfolio’s holdings to ensure the Fund is compliant with the prospectus. The Board recognized that Princeton has strong 1940 Act experience and a robust operational organization that combines due diligence, risk management, portfolio construction, asset allocation, portfolio monitoring, sub-adviser supervision and compliance to add value to the Fund. The Board noted that Princeton has performed its role well, which allows each sub-adviser to focus on managing its sleeve of the portfolio. The Board concluded that Princeton should continue to provide a high quality service to the Fund for the benefit of its shareholders.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Performance. The Trustees considered the performance history of the Fund. They noted that since inception and over the most recent 2-year period, the Fund outperformed its benchmark, Morningstar category, adviser-selected Morningstar category and peer group. They noted that over the 1-year period, the Fund underperformed all those comparison groups except for its benchmark, and they considered Princeton’s representation that recent underperformance was due to the poor performance of certain bonds in the energy and commodity sectors. They considered Princeton’s representation that the recent underperformance was not what Princeton was used to, and that the Fund was beginning again to perform as expected. They reasoned that the Fund’s ability to tactically shift has been successful since inception, and they concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted the Fund’s management fee is higher than both the peer group and both Morningstar category averages, above the highest fee in the peer group and adviser-selected Morningstar category, and the highest fee in the Fund’s Morningstar category. They noted, however, that the advisory fee is affected by the expense of hiring quality sub-advisers, and also discussed the fees charged by the Fund’s sub-advisers to their other clients. The Trustees discussed the net expense ratio of the Fund, noting that it was lower than the peer group average, higher than both Morningstar category averages, but well within the ranges of both Morningstar categories. The Trustees discussed the expense limitation agreement currently in place and noted Princeton intends to renew the agreement. After further discussion, the Trustees agreed that the fees are not unreasonable.

Economies of Scale. The Trustees considered the growth projections of Princeton, as well as Princeton’s assertion that the Fund may be subject to future capacity constraints based on the sub-advisers’ limitations and Princeton’s ability to add future sub-advisers. They noted Princeton indicated its willingness to consider breakpoints as the Fund’s assets grow. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability. The Trustees considered the profits realized by Princeton in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. The Trustees reviewed a profitability analysis provided by Princeton and noted that, based on the information provided, Princeton is realizing a profit from its relationship with the Fund that is not insignificant. They discussed the fact that regardless of whether Princeton pays portfolio managers, or sub-advisers, both are a cost of providing advisory service. The Trustees concluded that the profitability of Princeton is not unreasonable.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure for the Fund is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Sandalwood Opportunity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Sandalwood Opportunity Fund * - (Sub-Adviser- Sandalwood Securities, Inc.)

In connection with the regular meeting held on September 29&30, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Sandalwood Securities, Inc. (“Sandalwood Securities”) and Princeton Fund Advisors, LLC (“Princeton”), with respect to Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Sandalwood Securities was founded in 1990 and is currently managing approximately $1.2 billion in assets for high net worth individuals and institutional investors. They observed that Sandalwood Securities specializes in identifying, analyzing, investing in niche alternative investment strategies and products of leading hedge fund managers. The Trustees reviewed the background information of the key personnel responsible for providing sub-advisory services to the Fund and noted that their education and investment industry experience was exceptional, having specific expertise in hedge funds and debt oriented strategies from previous positions held at leading Wall Street firms. The Trustees noted that as the primary sub-adviser, Sandalwood Securities, subject to Princeton’s oversight, is responsible for the selection of the Fund’s secondary sub-advisers in order to design and maintain a multi-manager, multi-strategy portfolio. The Trustees observed that Sandalwood Securities’ Investment Committee conducts ongoing due diligence of the investment strategies of the secondary sub-advisers and has the ability to reallocate assets as market conditions dictate and replace managers if conditions warrant. They noted that the firm attempts to mitigate risk through its due diligence and manager selection process. The Trustees recognized that while the primary responsibility for monitoring compliance with the Fund’s investment limitation lies with Princeton, Sandalwood Securities and Princeton work together through regular communication with the secondary sub-advisers to address compliance issues that may arise. The Board acknowledged the labor required to research and conduct due diligence on quality managers and the challenges involved in monitoring risk management. The Board noted that Sandalwood Securities is a robust organization with sufficient resources and expertise to provide quality specialized service to the Fund and Princeton. The Board also noted that Princeton’s representation that it has been satisfied with the services provided by Sandalwood Securities. The Board concluded that the relationship between Princeton and Sandalwood Securities has been working well and that Sandalwood Securities was likely to continue to provide high quality services to the Fund.

Performance. The Trustees considered the performance history of the Fund. They noted that over all time periods presented, Sandalwood Securities outperformed its sub-adviser selected benchmark, which was the same as Princeton-selected benchmark. They reasoned that

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

the Fund’s ability to tactically shift has been successful since inception, and they concluded that the Fund’s performance was satisfactory. The Trustees concluded that Sandalwood, working in conjunction with Princeton, has provided services that has added value for shareholders, and that performance was satisfactory.

Fees and Expenses. The Trustees noted that Sandalwood charges an annual sub-advisory fee based on a proportion of the net advisory fee received by Princeton. The Trustees also noted that the rate ultimately received by Sandalwood for the fiscal year ended June 30, 2015 was less than the fee that it receives for managing private pooled investment vehicles. The Trustees concluded that the sub-advisory fee charged by Sandalwood was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expenses. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Sandalwood Securities in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. They reviewed a profitability analysis provided by Sandalwood Securities, and after further discussion, the Trustees concluded that Sandalwood Securities realized a profit that is reasonable in both amount and as a percentage of net sub-advisory fees.

Conclusion. Having requested and received such information from Sandalwood Securities as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Sandalwood Opportunity Fund* - (Sub-Adviser- Acuity Capital Management, LLC)

In connection with the regular meeting held on September 29&30, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Acuity Capital Management, LLC (“Acuity”) and Princeton Fund Advisors, LLC (“Princeton”), with respect to Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Acuity provides alternative asset management focused on corporate credit investing, using the fixed income asset classes of high yield, investment grade, convertible and bank debt. The Trustees reviewed the background information of the key personnel responsible for providing sub-advisory services to the Fund, taking into consideration their education and the investment team’s financial industry experience with credit analysis and managing hedge funds. The Trustees observed that Acuity utilizes a bottom-up investment process that employs fundamental credit analysis as the basis of each investment decision. The Trustees noted that Acuity includes risk assessment as part of the security selection process. The Trustees recognized that while the primary responsibility for monitoring compliance with the Fund’s investment limitation lies with Princeton, Acuity monitors compliance of its sleeve of the portfolio daily through communication with the Fund’s service providers. The Trustees noted that Acuity has adhered to the investment objectives of the Fund while conforming to risk limits placed upon Acuity by Princeton. They also noted Acuity works with Princeton on various compliance items, provides regular market updates and market outlooks, and facilitates discussions on performance and attributions. The Board noted that Acuity is focused on deep research, risk management, and compliance and they reasoned that thus far the Fund has benefited from having access to a hedge fund type manager and strategy. The Board recognized that Princeton has expressed its satisfaction with Acuity’s services. The Board noted that the relationship between Princeton, Sandalwood Securities, and Acuity has been working well and further concluded that Acuity should continue to provide high quality service to the Fund, Princeton and shareholders.

Performance. The Trustees reviewed the performance of Acuity and noted that Acuity has proven to be a positive contributor to the Fund’s performance. In particular, the Trustees noted that Acuity outperformed its benchmark over the 1-year and 2-year periods, and moreover, during the 1-year period, Acuity provided positive returns while the Fund as a whole had negative returns. The Trustees also considered that the sleeve managed by Acuity experienced lower drawdowns than the Fund as a whole and appeared to add stability to the Fund. After further discussion, the Trustees concluded that Acuity’s performance was satisfactory.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Fees and Expenses. The Trustees considered the sub-advisory fee charged by Acuity to Princeton, noting that the fee was equal to or slightly higher than the fees charged by Acuity with respect to two other registered investment companies, and substantially less than the fee charged by Acuity to a private fund managed in a comparable strategy. The Trustees concluded that the sub-advisory fee charged by Acuity was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Acuity in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. After further discussion, the Trustees concluded that Acuity realized a profit that is reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from Acuity as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Sandalwood Opportunity Fund* - (Sub-Adviser- Deer Park Road Management Co., LP)

In connection with the regular meeting held on September 29&30, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Deer Park Road Corporation (“Deer Park”) and Princeton Fund Advisors, LLC (“Princeton”), with respect to Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees considered that Deer Park was founded in 2003, is a multi-fund investment manager, is focused on investing in distressed real estate and asset backed fixed income securities and is currently managing approximately $1.9 billion in assets The Trustees reviewed the background information of the key personnel responsible for providing sub-advisory services to the Fund, taking into consideration their education and financial industry and hedge fund experience, particularly in the distressed mortgage backed and asset backed securities sectors. They noted that Deer Park added an experienced general counsel to its team who will assume CCO responsibilities. The Trustees noted Deer Park demonstrated a solid risk management culture and provided a comprehensive summary of potential risks and mitigation processes. The Trustees recognized that while the primary responsibility for monitoring compliance with the Fund’s investment limitation lies with Princeton, Deer Park uses proprietary modeling software to monitor its sleeve of the portfolio. The Trustees noted Deer Park works with Princeton on various compliance items, provides regular market updates and market outlook, and facilitates discussions on performance and attributions. The Trustees observed that Deer Park reported that there were no material compliance or litigation issues since the previous sub-advisory contract renewal. The Board recognized that Deer Park’s proprietary valuation model is the basis of its investment strategy, enhanced by the investment team’s experience and solid risk management culture. The Trustees reasoned that the Fund has benefited from having access a hedge fund type strategy. They noted Princeton has stated that it was satisfied with Deer Park’s service. The Board concluded that Deer Park should continue to provide high quality service to the Fund, Princeton and shareholders.

Performance. The Trustees reviewed the performance of Deer Park, noting that Deer Park has outperformed its benchmark over the 1-year period and significantly outperformed its benchmark over the 2-year period. The Trustees also considered the largest monthly increases and decreases of the portion of the Fund managed by Deer Park over the 1-year and 2-year periods, and concluded that Deer Park appeared to show an ability to control volatility while providing strong returns. They concluded that Deer Park had been a strong contributor to the Fund and that Deer Park’s performance was satisfactory.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Fees and Expenses. The Trustees noted that the sub-advisory fee charged by Deer Park with respect to the Fund was significantly lower than the performance-based fees charged by Deer Park to two private funds managed in a comparable style, assuming reasonable returns and the attendant performance payments. The Trustees concluded that the sub-advisory fee charged by Deer Park was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Deer Park in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. They reviewed a profitability analysis provided by Deer Park. After further discussion, the Trustees concluded that Deer Park’s level of profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from Deer Park as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Sandalwood Opportunity Fund* - (Sub-Adviser- MidOcean Credit Fund Management, L.P.)

In connection with the regular meeting held on September 29&30, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between MidOcean Credit Fund Management, L.P. (“MidOcean”) and Princeton Fund Advisors, LLC (“Princeton”), with respect to Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed that MidOcean was created in 2009 as a result of a spinout of Deutsche Bank Capital Partners, and is currently managing approximately $3.2 billion in assets. They noted the firm specializes in alternative credit strategies including credit hedge funds, collateralized loan obligations, and other customized credit strategies. The Trustees noted MidOcean uses a structured investment process driven by fundamental research and analysis that monitors secondary market activity. They also noted MidOcean seeks value opportunities that meet the Fund’s investment risk and return targets, and performs further due diligence of each company’s fundamental credit risk profile, the instrument’s liquidity, and present market technicals for best price execution. The Trustees observed that MidOcean approaches risk mitigation through its investment, research, and due diligence processes, which include careful selection of securities, ongoing monitoring of the portfolio for non-performing investments, and vetting out and diversifying reputable counterparties. They also observed that MidOcean’s investment team conducts portfolio level and asset level stress testing. The Trustees noted that MidOcean works with Princeton on various compliance items, provides regular market updates and market outlooks, and facilitates discussions on performance and attributions. The Trustees also noted that when selecting brokers, MidOcean considers a variety of factors that when combined produces a favorable execution outcome and takes a team approach, with the trading desk, operations, and compliance groups working together to review and evaluate each broker’s level of service. The Trustees observed that MidOcean reported no material compliance or litigations issues since the last Sub-Advisory Agreement renewal. The Board noted MidOcean has a high level of credit product expertise and is adequately resourced to handle the labor required to implement the investment process. The Trustees noted that Princeton has indicated that despite some short term performance challenges, Princeton believes MidOcean has provided quality service. The Board concluded that MidOcean is likely to continue to provide quality service to the Fund, Princeton and shareholders.

Performance. The Trustees reviewed the performance of MidOcean, noting that while MidOcean had outperformed its benchmark over the 1-year and 2-year periods, MidOcean had negative returns over the 1-year period and had a slightly lower rate of return than the Fund

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

overall during that period. The Trustees considered the largest monthly increase and decrease of the portion of the Fund managed by MidOcean, and reasoned that MidOcean appeared to exhibit more volatility than the benchmark. The Trustees also considered Princeton’s indication that MidOcean’s strategy will provide benefits to the Fund when managed over a full market cycle. After further discussion, the Trustees concluded that MidOcean’s performance was not unreasonable.

Fees and Expenses. The Trustees noted that MidOcean charges an annual fee that is in line with, or lower than, the fees MidOcean charges to other separately managed accounts and hedge funds that have investment objectives and strategies similar to that used for the Fund. The Trustees concluded that the sub-advisory fee charged by MidOcean was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by MidOcean in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. After further discussion, the Trustees concluded that MidOcean realized a profit that was reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from MidOcean as the Trustees believed to be reasonably necessary to evaluate the terms of the MidOcean Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Sandalwood Opportunity Fund* – Sub-Adviser: Whippoorwill Capital Management LP

In connection with the special meeting held on July 13, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Whippoorwill Capital Management LP (“WCM”), with respect to the Sandalwood Opportunity Fund (The “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Whippoorwill Associates, Inc. (“Whippoorwill”), a current sub-adviser to the Fund, would undergo a corporate restructuring resulting in the formation of two new entities, WCM and Logen. They considered that although WCM is a newly formed registered investment adviser, the current sub-adviser, Whippoorwill, manages approximately $500 million in assets specializing in small cap and middle market event driven and distressed credit investment management for institutional and corporate investors including endowments, foundations, insurance companies, public and private pension plans, funds of funds, and family offices. The Board reviewed the background information of the key personnel that would be responsible for sub-advising the Fund taking into consideration their education and years of financial industry experience with hedge fund management and research related to high yield and distressed securities. The Board noted their experience with the Fund, and the benefit to shareholders of the continuity of a majority of the team. The Board noted that with the restructuring, WCM would add an additional portfolio manager to the core investment team, as well as a new CCO with financial industry experience. The Board further noted that WCM would receive operational and support from its affiliate, Logen. The Trustees noted that WCM would utilize Logen’s research to examine changes in the fundamentals of specific issuers, risk allocation, diversification, and overall market conditions with further screening and deeper analysis before considered for the portfolio. Although not all strategy risks can be eliminated, the Board reviewed WCM’s approach to risk management that identified credit risk of potential issuer default risk and changes in market interest rates as the primary challenges and believed risk mitigation would mainly be achieved through WCM’s diligent research and disciplined investment approach that monitors these factors and focuses on the appropriate investment entry point. The Trustees noted that WCM may also use hedging techniques or move to cash if further risk mitigation is necessary. The Board reviewed WCM’s broker-dealer selection approach, noting that it uses an operating committee to conduct a semi-annual evaluation of a full range of broker-dealer characteristics, including but not limited to cost. The Board noted that the overall investment process would not change, and that the Fund had benefited from having access to a hedge fund type strategy and believed this should not change. The Board also noted that the current arrangement with Whippoorwill had worked well and believed that the new corporate structure would not alter that relationship. The

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Board concluded that WCM is likely to provide a high level of quality service to the Fund, Princeton and Fund shareholders.

Fees and Expenses. The Trustees noted that they had recently reviewed the sub-advisory fees in connection with the annual review of Whippoorwill. They further noted that the sub-advisory fee proposed to be paid to WCM is identical to that paid to Whippoorwill. They considered the advisory fee allocation, and the allocation to Sandalwood Securities, Inc., the Fund’s primary sub-adviser relative to the duties of each. After further discussion, the Trustees affirmed their finding that the sub-advisory fee is reasonable.

Performance. The Trustees agreed that Whippoorwill’s performance was relevant to their deliberations due to the overall continuity of the portfolio management team, noting its contribution to the Fund’s overall returns. They noted that WCM contributed to the returns of the Fund at a greater rate than the Fund’s overall performance. The Trustees further noted that WCM outperformed its benchmark for the year to date period, but underperformed for the one and two year periods. They noted positively that the returns were in line with or exceeded the largest monthly performance increase relative to its peers. After discussion, the Trustees agreed that WCM has the capacity to add value in a meaningful way as a sub-adviser to the Fund.

Profitability. The Trustees discussed WCM’s estimated profitability in connection with its relationship with the Fund. They reviewed WCM’s profitability analysis and noted that WCM anticipates realizing a loss during the initial period of the sub-advisory agreement. The Trustees further noted that the estimate was in line with the projected profit/loss for the predecessor firm. After further discussion, the Trustees concluded WCM’s estimated profitability was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that economies of scales is an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. They noted that the assets allocated to this strategy are relatively small, and that economies of scale at the WCM level are unlikely at this time.

Conclusion. Having requested and received such information from WCM that the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Sandalwood Opportunity Fund.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

SUBSEQUENT EVENTS

At a Special Meeting of Shareholders of the Trust, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, October 15, 2015, Trust shareholders of record as of the close of business on July 31, 2015 voted to approve the following proposal:

Proposal 1: to Approve a New Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Capital Management LP

Shares Voted In Favor	Shares Voted Against or Abstentions
9,540,571	295,011

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

INVESTMENT PRIMARY SUB-ADVISER
Sandalwood Securities, Inc.
101 Eisenhower Parkway
Roseland, NJ 07068

INVESTMENT SUB-ADVISERS
Deer Park Road Management Company, LP.
1865 Ski Time Square, Suite 102
Steamboat Springs, CO 80477

Whippoorwill Capital Management, L.P.
205 E 42nd Street
New York, NY 10017

Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

MidOcean Credit Fund Management, L.P.
320 Park Avenue, 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $21,000
2014 - $14,000

(b)	Audit-Related Fees
2015 - None

2014 - None

(b)	Tax Fees

2015 - $2,500

2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/10/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/10/15